Exhibit 32.1

Principal Executive Officer’s Certification Pursuant To

Section 1350

(furnished, not filed)

In connection with the Annual Report of GeoGlobal Resources Inc. (the Company) on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jean Paul Roy, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jean Paul Roy

Jean Paul Roy

President and Chief Executive Officer

March 30, 2005